Exhibit 10.3.d

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Amendment”) is entered into as of July 26, 2006, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“Luxco”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (together with Luxco, “Borrowers”), MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors listed on the signature pages hereto (each of Borrowers, Holdings and Subsidiary Guarantors are sometimes referred to herein as a “Loan Party” and, collectively, as the “Loan Parties”), the Lenders, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent” and together with the Administrative Agent, the “Agents” and each an “Agent”) for the Secured Parties and the Issuing Bank, and U.S. Bank National Association, a national association duly organized and existing under the federal laws of the United States of America (“US Bank”).

RECITALS

A. The Borrowers, Holdings, Subsidiary Guarantors, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). MagnaChip Semiconductor, Ltd., a limited liability company organized under the laws of the Republic of Korea, and US Bank, as Collateral Trustee (“Collateral Trustee”), have entered into the Accounts Receivable Assignment Agreement dated as of December 23, 2004 (as amended, the “A/R Agreement”). Holdings, Luxco and UBS AG, Stamford Brach, have entered into the Pledge Agreement relating to 10,159 Shares of MagnaChip Semiconductor S.A., dated December 23, 2004 (as amended, the “Luxco Pledge Agreement”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that the Agents and the Required Lenders (i) amend Sections 5.01, 6.07(f), 6.10(a), (b) and (c) and Annex I of the Credit Agreement and add a new Section 6.10(d) to the Credit Agreement upon the terms and subject to the conditions as herein set forth and waive various Events of Default related thereto; (ii) waive, and instruct the Collateral Trustee to waive, certain obligations set forth in the A/R Agreement and Section 5.01(j) of the Credit Agreement; and (iii) consent to the taking of certain actions under the Luxco Pledge Agreement.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to and Waiver of Provisions in Credit Agreement, A/R Agreement and Luxco Pledge Agreement.

(a) Section 5.01 of the Credit Agreement is hereby amended by adding a new clause (l) thereto, which shall read as follows:

“(l) Monthly Reports. As soon as available and in any event within 20 days after the end of each fiscal month of each fiscal year (except with respect to any months for which quarterly or yearly financial statements are prepared), beginning with the fiscal month ending July 31, 2006, the consolidated balance sheet of Holdings as of the end of such fiscal month and related consolidated statements of income and cash flows for such fiscal month and for the then elapsed portion of the fiscal year, in comparative form with (i) the budget delivered pursuant to Section 5.01(g) in respect of such fiscal month and such then elapsed portion of such fiscal year and (ii) the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, and notes thereto (including, with respect to any Subsidiary of Holdings that is not a Subsidiary Guarantor, and each other Subsidiary of Holdings for which such note is required to be prepared pursuant to the requirements of applicable law or GAAP, a note with a consolidating balance sheet and financial statement of income and cash flows separating out each such Subsidiary) and accompanied by a certificate of a Financial Officer of a Loan Party certifying that no Event of Default has occurred or, if such Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, and also stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied, and on a basis consistent with audited financial statements referred to in clause (a) of this Section, subject to normal year-end audit adjustments.”

(b) Section 6.07(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f) Permitted Acquisitions; provided, however, that no such Permitted Acquisition shall be permitted on or after July 26, 2006 until such time as the Total Leverage Ratio on the last day of the fiscal quarter ended immediately prior to the date of such proposed Permitted Acquisition is less than 4.700 to 1.0.”

(c) Sections 6.10(a), (b) and (c) of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, at the last day of each fiscal quarter during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period			Leverage Ratio
Closing Date	-	December 31, 2005	5.100 to 1.0
January 1, 2006	-	March 31, 2006	4.700 to 1.0
April 1, 2006	-	June 30, 2006	4.850 to 1.0
July 1, 2006	-	September 30, 2006	6.850 to 1.0
October 1, 2006	-	December 31, 2006	4.700 to 1.0
January 1, 2007	-	September 30, 2007	4.500 to 1.0
October 1, 2007	-	December 31, 2007	4.250 to 1.0
January 1, 2008	-	December 31, 2008	3.200 to 1.0
January 1, 2009 and thereafter			2.625 to 1.0

(b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, for any Test Period ending during any period set forth below, to be less than the ratio set forth opposite such period in the table below:

Test Period			Interest Coverage Ratio
Closing Date	-	December 31, 2005	2.500 to 1.0
January 1, 2006	-	March 31, 2006	3.000 to 1.0
April 1, 2006	-	September 30, 2006	2.000 to 1.0
October 1, 2006	-	December 31, 2006	3.000 to 1.0
January 1, 2007	-	September 30, 2007	3.150 to 1.0
October 1, 2007	-	December 31, 2007	3.300 to 1.0
January 1, 2008	-	December 31, 2008	4.500 to 1.0
January 1, 2009 and thereafter			5.250 to 1.0

(c) Minimum Interest Coverage Ratio (Excluding CapEx). Permit the Consolidated Interest Coverage Ratio (Excluding CapEx), for any Test Period ending during any period set forth in the table below, to be less than the ratio set forth opposite such period in the table below:

Test Period			Interest Coverage Ratio (Excluding CapEx)
Closing Date	-	December 31, 2005	1.000 to 1.0
January 1, 2006	-	June 30, 2006	1.400 to 1.0
July 1, 2006	-	September 30, 2006	0.875 to 1.0
October 1, 2006	-	December 31, 2006	1.400 to 1.0
January 1, 2007	-	June 30, 2007	1.500 to 1.0
July 1, 2007	-	December 31, 2007	1.600 to 1.0
January 1, 2008	-	December 31, 2008	2.000 to 1.0
January 1, 2009 and thereafter			3.750 to 1.0

(d) A new clause (d) is hereby added to Section 6.10 of the Credit Agreement, which reads as follows:

“(d) Capital Expenditure Limit. Make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods:

Period	Capital Expenditures
January 1, 2006 - September 30, 2006	$45,000,000
October 1, 2006 - December 31, 2006	$55,000,000

(e) Annex I to the Credit Agreement (relating to the Applicable Margin) is hereby amended and restated in its entirety by replacing it with Annex I to this Amendment.

(f) Letters of Credit have been issued by Korean Exchange Bank as Issuing Bank between July 1, 2006 and the date hereof, as more specifically identified below:

Issue Date	LC Number	Value Date	Currency	Amount
July 3	M06EB607XS00018	September 1	USD	61,926
July 5	M06EB607XS00025	September 4	USD	49,632
July 10	M06EB607BS00018	August 9	USD	33,442
July 10	M06EB607BU00018	October 9	USD	220,000
July 10	M06EB607BU00025	October 9	USD	440,000
July 10	M06EB607NS00096	August 9	JPY	15,936,200
July 10	M06EB607XS00032	September 9	USD	20,300
July 10	M06EB607XS00040	September 30	USD	74,404
July 11	M06EB607BS00025	August 10	JPY	700,000
July 11	M06EB607BU00032	September 10	JPY	1,122,000
July 11	M06EB607BU00040	August 10	JPY	914,000
July 11	M06EB606NS00096	August 10	JPY	271,900
July 13	M06EB607BU00057	October 12	USD	126,080
July 14	M06EB607BU00064	October 13	JPY	984,000
July 14	M06EB607BU00071	October 13	JPY	1,920,000
July 14	M06EB607BU00089	October 13	JPY	1,122,000
July 14	M06EB607BU00096	October 13	JPY	984,000
July 14	M06EB607BU00107	October 13	JPY	2,496,000
July 18	M06EB607BS00032	August 17	USD	10,370
July 18	M06EB607BS00040	August 17	USD	10,105
July 18	M06EB607BU00114	October 17	JPY	1,898,000
July 18	M06EB607BU00121	October 17	JPY	984,000
July 18	M06EB607NS00139	August 17	JPY	1,250,000
July 18	M06EB607NS00146	August 17	JPY	1,372,000
July 19	M06EB607BS00057	September 18	JPY	2,080,000

To the extent that the request for or the issuance of such Letters of Credit (or any Letters of Credit requested or issued after the date hereof until the Effective Date) occurred at a time after the occurrence of an Event of Default that was caused by virtue of non-compliance with any of the covenants which are being amended hereby, the separate Default or Event of Default that occurred as a result of the request or issuance of such Letters of Credit is hereby waived; provided that the foregoing waiver shall not be deemed (i) a waiver of any other Default or Event of Default which has occurred, exists or hereafter may occur under the Credit Agreement or any other Loan Document, or (ii) to establish a custom or course of dealing among the Administrative Agent, Collateral Agent, Lenders, Borrowers, other Loan Parties or any of them.

(g) The Agents and Lenders hereby waive, the Required Lenders hereby instruct the Collateral Trustee to waive, and the Collateral Trustee hereby waives, the obligations set forth in the A/R Agreement and Section 5.01(j) of the Credit Agreement, insofar as they relate to any agreements or transactions involving accounts in the aggregate amount outstanding at any time not to exceed $250,000 owing from KEC Corporation or any of its Affiliates, or any right, title, claim, interest, benefit or sum arising in respect thereof.

(h) Notice is hereby given that Holdings intends to vote in favor of increasing the share capital of Luxco by 10,482 shares. In accordance with Section 11(C) of the Luxco Pledge Agreement, UBS AG, Stamford Branch, as pledgee (“Pledgee”) under the Luxco Pledge Agreement, hereby acknowledges and consents to the taking of such action by Holdings; provided, however, that such consent shall not be effective until Holdings has provided Pledgee with prior written notice of the date on which such increase in share capital shall occur and made arrangements reasonably acceptable to the Pledgee to pledge such additional share capital and, if applicable, deliver to Pledgee all certificates representing such share capital within ten (10) days after such issuance.

SECTION 2. Acknowledgement by Borrowers of Obligations.

The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on July 2, 2006, (a) the Borrowers are not indebted to the Lenders in respect of the Revolving Loans and (b) the Borrowers are indebted to the Lenders in respect of the Letters of Credit in the principal amount of approximately $11,837,495.06 (subject to currency exchange fluctuations and reductions for any Letters of Credit which are drawn and reimbursed after July 2, 2006).

SECTION 3. Representations, Warranties and Covenants of Loan Parties. To induce the Agents and Lenders to execute and deliver this Amendment, each of the Loan Parties represent, warrant and covenant that:

(a) The execution, delivery and performance by the Loan Parties of this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized, and this Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) After giving effect to this Amendment, each of the representations and warranties made by or on behalf of such Loan Party to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Amendment, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof; and

(e) The recitals to this Amendment are true and correct.

SECTION 4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect; provided that in the event of a conflict between the terms and provisions of the Credit Agreement or any other Loan Documents (other than this Amendment), the terms and provisions of the Credit Agreement (as amended hereby, and as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time) shall control. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither such Loan Party nor any of its Subsidiaries has any defenses, setoffs, claims, or counterclaims to the Obligations under the Credit Agreement or any other Loan Documents.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

(c) Upon the effectiveness of this Amendment, all references to the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby, and the term “Loan Documents” shall include, without limitation, this Amendment.

SECTION 5. Costs and Expenses. Each of the Borrowers and the other Loan Parties agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment and the other agreements and documents executed in connection herewith.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission a signature page of this Amendment signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment.

SECTION 9. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 10. Further Assurances. Each Loan Party agrees to take, and to cause its Subsidiaries to take, all further actions and to execute and deliver, and to cause its Subsidiaries to execute and deliver, all further documents as the Agents, or either of them, may from time to time reasonably request to carry out the transactions contemplated by this Amendment.

SECTION 11. Effectiveness. This Amendment shall become effective at the time (the “Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Required Lenders in their sole discretion (as evidenced by the Required Lenders’ execution and delivery of this Amendment):

(a) Agreement. Duly executed signature pages for this Amendment signed by the Required Lenders and Loan Parties shall have been delivered to Administrative Agent.

(b) Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects, and no Event of Default or Default shall exist on the date hereof.

(c) Payment of Commitment Fees and Letter of Credit Fees. All outstanding Commitment Fees and Fees related to any of the Letters of Credit shall each have been paid in cash to the Administrative Agent.

(d) Amendment Fee. The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of each Lender that has executed and delivered this Amendment, an amendment fee of 20 basis points times the amount of each such Lender’s Commitment.

(e) Expenses. All of the expenses owing the Agents under Section 10.03 of the Credit Agreement shall have been paid in full.

*** Signature Pages Follow ***

IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A., a Luxembourg company

By:	/s/ Dipanjan Deb
Name:	Dipanjan Deb
Title:	Director

MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware limited liability company

By:	/s/ Dipanjan Deb
Name:	Dipanjan Deb
Title:	Director

MAGNACHIP SEMICONDUCTOR LLC, a Delaware limited liability company

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:	Executive Vice President, Corporate Operations, and CFO

A-1

SUBSIDIARY GUARANTORS

MAGNACHIP SEMICONDUCTOR, INC., a California corporation

By:	/s/ Jason Hartlove
Name:	Jason Hartlove
Title:	President

MAGNACHIP SEMICONDUCTOR SA
HOLDINGS LLC, a Delaware limited liability
company

By:	/s/ Dipanjan Deb
Name:	Dipanjan Deb
Title:	Director

MAGNACHIP SEMICONDUCTOR LIMITED,
a company incorporated in England and Wales
with registered number 05232381

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:	Director

MAGNACHIP SEMICONDUCTOR, INC.,
a Japanese company

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:	Representative Director

For execution as a deed:

EXECUTED AS A DEED by	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	Witness:

Name:	Name:

Address:	Address:

For execution otherwise than as a deed:

SIGNED by	)
)
/s/ Robert Krakauer	)
)
as duly appointed attorney	)
pursuant to a power of attorney	)
dated	)
for and on behalf of	)
MAGNACHIP SEMICONDUCTOR	)
LIMITED	)
in the presence of:	)

Witness:	/s/ John McFarland

Name:	John McFarland

Address:	891 Daechi-dong, Gangnam-Gu Seoul Korea

CERTIFICATION LANGUAGE

I, the undersigned, being a director of MagnaChip Semiconductor Limited, do hereby certify that this document is a true and complete copy of its original.

/s/ Robert Krakauer
Robert Krakauer
Date: July 26, 2006

MAGNACHIP SEMICONDUCTOR, LTD.,
a Taiwan company

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:	Director

MAGNACHIP SEMICONDUCTOR B.V.

By:	/s/ Robert Krakauer
Name:	Robert Krakauer
Title:	Director

MAGNACHIP SEMICONDUCTOR HOLDING COMPANY LIMITED, a British Virgin Islands company

By:	/s/ John McFarland
Name:	John McFarland
Title:	Director

IC MEDIA INTERNATIONAL CORPORATION, a Cayman Islands company

By:	/s/ John McFarland
Name:	John McFarland
Title:	Director

IC MEDIA TECHNOLOGY CORPORATION, a Taiwan company

By:	/s/ John McFarland
Name:	John McFarland
Title:	Director

SOLEY FOR THE PURPOSE OF AGREEING TO SECTION 1.(G) HEREOF

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Thomas E.Tabor
Name:	Thomas E.Tabor
Title:	Vice President

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services. US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services. US

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services. US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services. US

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Pedro Ramirez
Name:	Pedro Ramirez
Title:	Authorized Signatory

CITICORP NORTH AMERICA, INC.

By:	/s/ Suzanne Crymes
Name:	Suzanne Crymes
Title:	Vice President

JPMORGAN CHASE BANK N.A.

By:	/s/ John Kowalezuk
Name:	John Kowalezuk
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Annex I

Applicable Margin

Total Leverage Ratio	Revolving Loans
	Eurodollar	ABR
Level I < 3.0:1.0	2.00%	1.00%

Level II >3.0:1.0 but <4.0:1.0	2.50%	1.50%

Level III >4.0:1.0 <5.0:1.0	3.25%	2.25%

Level IV >5.0:1.0 <5.5:1.0	4.00%	3.00%

Level V >5.5:1.0	4.75%	3.75%

Each change in the Applicable Margin or Applicable Fee resulting from a change in the Total Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (i) the Total Leverage Ratio shall be deemed to be in Level II from the Closing Date to the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) for the fiscal period ended at least six months after the Closing Date, (ii) the Total Leverage Ratio shall be deemed to be in Level V at any time during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b), respectively, and at any time during the existence of an Event of Default.

A-1